UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2008

FORCE PROTECTION, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (843) 574-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                          Entry Into A Material Definitive Agreement.

Item 2.03.  Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.

On May 6, 2008, Force Protection, Inc. (the “Registrant”) and its wholly-owned subsidiaries, Force Protection Technologies, Inc. and Force Protection Industries, Inc., entered into an Amended and Restated Loan Agreement (the “Amended and Restated Loan Agreement”) with Wachovia Bank, National Association (“Wachovia”), which amended and restated that certain Loan Agreement dated as of July 20, 2007 by and between the Registrant and Wachovia.   Concurrently with the execution of the Amended and Restated Loan Agreement, the Registrant issued a promissory note to Wachovia in the original principal amount of $30,000,000 (the “Note”), which amended that certain promissory note issued to Wachovia on July 20, 2007.  Pursuant to the Amended and Restated Loan Agreement, the Registrant has agreed to certain terms that govern a revolving credit facility made available to the Registrant by Wachovia.

The unpaid principal balance of the Note accrues interest at a floating rate per annum equal to the 1-month LIBOR market index rate plus 2.0%.  Accrued interest is due and payable on a monthly basis, starting on May 30, 2008 and all outstanding principal is due and payable on October 31, 2008, unless extended by Wachovia.   Until October 31, 2008, the Registrant may borrow, repay and reborrow additional amounts from Wachovia under the Note, so long as the total principal balance outstanding under the Note does not exceed $30,000,000.  In connection with the issuance of the original promissory note on July 20, 2007, the Registrant also entered into a Security Agreement with Wachovia pursuant to which the Registrant granted Wachovia a security interest in all of its personal property and fixtures, of every kind and nature.  The Registrant has never borrowed any amounts under this credit facility.

A copy of the Amended and Restated Loan Agreement and Note are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

10.1	Amended and Restated Loan Agreement by and among the Registrant, Force Protection Technologies, Inc., Force Protection Industries, Inc. and Wachovia Bank, National Association, dated as of May 6, 2008

10.2	Promissory Note by the Registrant in favor of Wachovia Bank, National Association, dated as of May 6, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Company)

Date: May 9, 2008
/s/ Michael Moody
(Signature)

Name: Michael Moody
Title: Chief Executive Officer & President

EXHIBIT INDEX

Exhibit	Description

10.1	Amended and Restated Loan Agreement by and among the Registrant, Force Protection Technologies, Inc., Force Protection Industries, Inc. and Wachovia Bank, National Association, dated as of May 6, 2008

10.2	Promissory Note by the Registrant in favor of Wachovia Bank, National Association, dated as of May 6, 2008